SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      March 12, 1998
(Date of earliest event reported)  (February 2, 1998)

USCI, INC.
(Exact name of registrant as specified in its charter)
Delaware                     0-22282       13-3702647
(State or other jurisdiction (Commission (IRS Employer
 of incorporation)          File Number) Identification No.)

6115-A Jimmy Carter Blvd., Norcross, Georgia        30071
(Address of principal executive offices)          (Zip Code)

                        (770) 840-8888
(Registrant's telephone number including area code)
(Former name or former address if changed since last report)


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Item 5.

On February 2, 1998, the Registrant issued to each of Decameron Partners, Inc. and Alan R. Dresher, additional five-year warrants to purchase 50,000 shares of Common Stock at $6.00 per share in consideration of the lenders' extension of the due date of each of their $250,000 unsecured bridge loans (dated November 18, 1997) from January 31, 1998 to February 28, 1998 (which loans were paid in full). The Registrant also issued a five-year warrant to purchase 25,000 shares of Common Stock at $6.00 per share to Alan Baron, the principal of Decameron Partners in consideration for his assistance in obtaining the extension of the loans. Alan Baron is the son of Jerome Baron, a director of the Registrant.

On February 24, 1998, pursuant to the terms and conditions of a Private Placement Purchase Agreement of even date among the Registrant, George Karfunkel, Michael Karfunkel, Huberfeld Bodner Family Foundation, Inc., Laura Huberfeld/Naomi Bodner Partnership and Ace Foundation, Inc.:
(a) George Karfunkel and Michael Karfunkel each sold $1 million principal amount of Notes of the Registrant to Laura Huberfeld/Naomi Bodner Partnership and Huberfeld Bodner Family Foundation at a purchase price equal to the face amount of the Notes (b) the 1,600,000 warrants issued by the Registrant to George Karfunkel and Michael Karfunkel were cancelled and rescinded together with the $4,000,000 Replacement Promissory Notes dated November 18, 1997 issued to George Karfunkel and Michael Karfunkel; and (c) the Registrant issued Convertible Restated Notes as follows:
$1,000,000 to George Karfunkel, $1,000,000 to Michael Karfunkel, $1,250,000 to Laura Huberfeld/Naomi Bodner Partnership and $750,000 to Huberfeld Bodner Family Foundation, Inc. The Registrant agreed, for each month or portion thereof, from and after November 1, 1997 until the principal of the Convertible Restated Notes and all accrued interest is paid in full, to issue 100,000 Primary Warrants for each $1 million principal amount outstanding under the Convertible Restated Notes. To cover the period from November 1, 1997 through March 31, 1998, the Registrant issued


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five-year warrants to purchase 500,000 shares of the
Registrant's Common Stock to each of George Karfunkel and Michael Karfunkel, five-year warrants to purchase 625,000 shares to Laura Huberfeld/Naomi Bodner Partnership and five-year warrants to purchase 375,000 shares to Huberfeld Bodner Family Foundation (collectively, the "Primary Warrants"), each Primary Warrant with an exercise price of $5.00, and each providing for the issuance of one warrant ("Secondary Warrants") with the same terms and conditions for each Primary Warrant exercised.

In addition, pursuant to the Private Placement Purchase Agreement, the Registrant, in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), sold for investment Convertible Notes in the amount of $750,000 to each of George Karfunkel and Ace Foundation.

The Convertible Notes and the Convertible Restated Notes are due and payable on or before August 1, 1998 and accrue interest until maturity at the rate of 10% per annum and after maturity, at the rate of 15% per annum. In the event that the principal and all accrued interest on the Notes have not been paid in full by the maturity date, at the option of the Note holder, the principal and accrued interest shall be convertible into shares of Common Stock of the Registrant at a conversion price equal to the lesser of $5.00 per share or 80% of the average closing sales price of the Common Stock during the last five trading days prior to conversion.

The Registrant has agreed to include the shares of Common Stock issuable upon exercise of the Primary Warrants, Secondary Warrants and upon conversion of the Convertible Notes and Convertible Restated Notes in a registration statement to be filed for the purpose of permitting the resale of such shares. If the registration statement is not declared effective by the Securities and Exchange Commission ("Effective Date") by June 30, 1998 or September 30, 1998, then the interest rate under the unpaid Notes increases to 18% and 24% per annum, respectively, until the Effective Date.


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Notwithstanding the foregoing, no conversion of any
Convertible Note or any Convertible Restated Note, and no exercise of any of the Primary Warrants or Secondary
Warrants shall occur if it causes the holder to then be the "beneficial owner", as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, of more than 4.99% of the then outstanding Common Stock of the Registrant.

On March 5, 1998, the Registrant, in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act, sold for investment 173,913 shares of Common Stock to Alan R. Dresher and 250,000 shares of Common Stock to Bulldog Capital Management at a purchase price of $5.75 per share, and issued five-year warrants to purchase one share of Common Stock for each ten shares purchased at an exercise price of $7.1875 per share to each purchaser. The Registrant also paid $170,625 and issued a five-year warrant to purchase 42,391 shares of Common Stock at $7.1875 per share to Alan Baron as a finder's fee.

The Registrant has agreed to include the shares of Common
Stock purchased and the shares issuable upon exercise of the warrants in a registration statement to be filed for the purpose of permitting the resale of such shares.

The Registrant intends to use the proceeds of the private placements for working capital.

Item 7c. Exhibits.

Exhibit 10.1	Warrant dated February 2, 1998 issued by
the Registrant to Decameron Partners, Inc..

Exhibit 10.2	Warrant dated February 2, 1998 issued by
the Registrant to Alan R. Dresher.

Exhibit 10.3	Warrant dated February 2, 1998 issued by
the Registrant to Alan Baron.


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Exhibit 10.4	Private Placement Purchase Agreement dated
February 24, 1998 among the Registrant,
George Karfunkel, Michael Karfunkel,
Huberfeld Bodner Family Foundation, Inc.,
Laura Huberfeld/Naomi Bodner Partnership and Ace Foundation, Inc.

Exhibit 10.5	Convertible Restated Note dated February
24, 1998 issued by the Registrant in favor of George Karfunkel.

Exhibit 10.6	Convertible Restated Note dated February
24, 1998 issued by the Registrant in favor of Michael Karfunkel.

Exhibit 10.7	Convertible Restated Note dated February
24, 1998 issued by the Registrant in favor of Laura Huberfeld/Naomi Bodner
Partnership.

Exhibit 10.8	Convertible Restated Note dated February
24, 1998 issued by the Registrant in favor of Huberfeld Bodner Family Foundation, Inc.

Exhibit 10.9	Warrant dated February 24, 1998 issued by
the Registrant to George Karfunkel.

Exhibit 10.10	Warrant dated February 24, 1998 issued by
the Registrant to Michael Karfunkel.

Exhibit 10.11	Warrant dated February 24, 1998 issued by
the Registrant to Laura Huberfeld/Naomi
Bodner Partnership.

Exhibit 10.12	Warrant dated February 24, 1998 issued by
the Registrant to Huberfeld Bodner Family
Foundation, Inc.

Exhibit 10.13	Convertible Note dated February 24, 1998
issued by the Registrant in favor of George
Karfunkel.


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Exhibit 10.14	Convertible Note dated February 24, 1998
issued by the Registrant in favor of Ace
Foundation.

Exhibit 10.15	Warrant dated March 5, 1998 issued by the
Registrant to Alan R. Dresher.

Exhibit 10.16	Warrant dated March 5, 1998 issued by the
Registrant to Bulldog Capital Management.

Exhibit 10.17	Warrant dated March 5, 1998 issued by the
Registrant to Alan Baron.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           USCI, Inc.
                                         (Registrant)

                                  By: /s/ Robert J. Kostrinsky
                                            Robert J. Kostrinsky
                                        Executive Vice President

March 12, 1998